SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 25, 2007

Date of Report

(Date of Earliest Event Reported)

HUTTON HOLDINGS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Nevada                   000-51724                 87-1578749

(State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)

3945 S. Wasatch Blvd. #282

Salt Lake City, Utah 84124

 (Address of Principal Executive Offices)

(801)-244-2423

 (Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (

17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

5.02 On September 25, 2007, the Board of Directors of the Company accepted the resignation of Mr. Douglas K. Goff.  Mr. Goff has not had any disagreements with the company and has no claims against the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2007

Hutton Holdings Corporation

By:	/s/ Lau Hing Bun
Lau Hing Bun
Director